Exhibit 99.1

Thunder Bridge Acquisition, Ltd. Announces
Private Placement Transaction, Amendment of Merger Agreement and
Proposed Amendment to Outstanding Warrants

Great Falls, VA and Atlanta, GA– May 9, 2019 - Thunder Bridge Acquisition, Ltd. (NASDAQ: TBRG) (“Thunder Bridge”), a special purpose acquisition company, today announced that it has agreed to issue and sell 13.5 million Class A ordinary shares at a price of $10.00 per share in a private placement to investors including funds and accounts managed by institutional investors Neuberger Berman Investment Advisers LLC, Baron Funds and BlackRock, Inc. for gross proceeds of $135 million. Concurrently with this transaction, certain of the institutional investors entered into a lock-up agreement under which they have agreed not to sell shares or warrants acquired in connection with the private placement for 120 days following the closing of the previously announced business combination with Repay Holdings, LLC and Hawk Parent Holdings, LLC (together, “REPAY”) in exchange for receiving from Thunder Bridge Acquisition LLC (the “Sponsor”) previously-issued private placement warrants to purchase a total of 2.0 million Class A ordinary shares. Also included among the investors in the private placement were members of Thunder Bridge’s sponsor group, Pete Kight and Monroe Capital. The closing of the private placement is conditioned on the concurrent closing of the business combination.

Charles Kantor, Neuberger Berman Senior Portfolio Manager, commented: “As REPAY executes on its leading position within a secularly growing market and an underpenetrated area of the payments sector, we look forward to providing our experienced public market perspectives to help further drive long-term value creation – particularly as it relates to financial communication, capital allocation, and corporate governance.”

John Morris, CEO of REPAY said, “We are grateful for the commitment and support we have received from our new PIPE investors and look forward to working with, and on behalf of, all of our shareholders on the exciting next phase of REPAY’s growth story.”

Pete Kight, Executive Chairman of Thunder Bridge, stated, “REPAY’s strong market and competitive position make this a highly attractive investment opportunity for Thunder Bridge, and we are pleased to be joined by such blue-chip investors through their participation in the private placement transaction. Furthermore, we believe that the amended merger terms further align all shareholders by reducing the merger price as well as the overall dilution in the transaction.”

Thunder Bridge and REPAY also entered into an amendment to their merger agreement and certain related agreements. Under these agreements:

•	the base merger consideration (as defined in the merger agreement) payable to REPAY equity holders in the transaction has been reduced to $580,650,000 from $600,000,000;
•	the Sponsor will forfeit an additional 1,935,000 Class B ordinary shares and the Sponsor and the other holders of the private placement warrants will forfeit their remaining private placement warrants at the closing of the business combination (effectively eliminating approximately 77% of the dilution from the founder warrants);
•	the minimum portion of the merger consideration required to be paid to the REPAY equity holders in cash as a condition of REPAY’s obligations to complete the merger has been reduced by $30,000,000 to $260,000,000;

•	as a condition to the parties’ obligations to complete the business combination, Thunder Bridge will amend its outstanding warrants so that each warrant holder will receive shortly after the closing of the business combination a cash payment of $1.50 per warrant (with the holders of the private placement warrants waiving the right to such cash payment) and the warrant will be exercisable for one-quarter of a Class A ordinary share for an exercise price of $2.875 for each one-quarter share ($11.50 per whole share), effectively eliminating 75% of the dilution from the public warrants; and
•	if proceeds of the private placement, the remaining funds in Thunder Bridge’s trust account and cash of REPAY exceed the amount required to fund costs at closing (including the costs of the redemption of Thunder Bridge’s public stockholders triggered by the business combination and the cash payment for the warrant amendment), the excess will be used for general corporate purposes, including paying debt or funding acquisitions. Excess amounts above $60 million will increase the portion of the merger consideration to be paid in cash to the REPAY holders (with a resulting decrease in the number of REPAY units issued to REPAY holders).

Investor Call and Webcast Details

Investors may listen to a conference call, during which the updates mentioned above will be discussed, at 9:00 AM ET tomorrow, May 10, 2019. The call may be accessed by dialing (877) 407-3982 toll-free in the U.S. or (201) 493-6780 internationally and participants should provide Conference ID 13690916. A webcast of the call, along with the investor presentation, can be accessed at http://repay.mergerannouncement.com/.

About Thunder Bridge Acquisition Ltd.

Thunder Bridge Acquisition Ltd. is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. In June 2018, Thunder Bridge consummated a $258 million initial public offering (the “IPO”) of 25.8 million units, each unit consisting of one of the Company's Class A ordinary shares and one warrant, each warrant enabling the holder thereof to purchase one Class A ordinary share at a price of $11.50 per share.

Thunder Bridge’s Class A ordinary shares are listed on the Nasdaq Stock Market under the symbol “TBRG,” public warrants are listed on the Nasdaq Stock Market under the symbol “TBRGW,” and units of a Class A ordinary share and public warrant are listed on the Nasdaq Stock Market under the symbol “TBRGU.”

About REPAY

REPAY provides integrated payment processing solutions to verticals that have specific transaction processing needs. REPAY’s proprietary, integrated payment technology platform reduces the complexity of electronic payments for merchants, while enhancing the overall experience for consumers.

About Neuberger Berman

Neuberger Berman, founded in 1939, is a private, independent, employee-owned investment manager. The firm manages a range of strategies—including equity, fixed income, quantitative and multi-asset class, private equity and hedge funds—on behalf of institutions, advisors and individual investors globally. With offices in 23 countries, Neuberger Berman’s team is more than 2,100 professionals. For five consecutive years, the company has been named first or second in Pensions & Investments Best Places to Work in Money Management survey (among those with 1,000 employees or more). Tenured, stable and long-term in focus, the firm has built a diverse team of individuals united in their commitment to delivering compelling investment results for our clients over the long term. That commitment includes active consideration of environmental, social and governance factors. The firm manages $323 billion in client assets as of March 31, 2019. For more information, please visit our website at www.nb.com.

Important Information About the Transaction and Where to Find It

This communication is being made in respect of the proposed business combination between Thunder Bridge and REPAY. In connection with the proposed business combination, Thunder Bridge has filed with the Securities and Exchange Commission ("SEC") a registration statement on Form S-4, which includes a preliminary proxy statement/prospectus of Thunder Bridge, and will file other documents regarding the proposed transaction with the SEC. After the registration statement is declared effective, Thunder Bridge will mail the definitive proxy statement/prospectus to its shareholders. Before making any voting or investment decision, investors and shareholders of Thunder Bridge are urged to carefully read the preliminary proxy statement/prospectus, and when they become available, the definitive proxy statement/prospectus and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about Thunder Bridge, REPAY and the proposed business combination. The documents filed by Thunder Bridge with the SEC may be obtained free of charge at the SEC's website at www.sec.gov, or by directing a request to Thunder Bridge Acquisition, Ltd., 9912 Georgetown Pike, Suite D203, Great Falls, Virginia 22066, Attention: Secretary, (202) 431-0507.

Participants in the Solicitation

Thunder Bridge and REPAY and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Thunder Bridge in favor of the approval of the business combination. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of Thunder Bridge in connection with the proposed business combination is set forth in the preliminary proxy statement/prospectus. Free copies of these documents may be obtained as described in the preceding paragraph.

Forward-Looking Statements

This communication contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "believe," "intend," "plan," "projection," "outlook" or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding REPAY's industry and market sizes, future opportunities for Thunder Bridge, REPAY and the combined company, Thunder Bridge's and REPAY's estimated future results and the proposed business combination between Thunder Bridge and REPAY, including the implied enterprise value, the expected transaction and ownership structure and the likelihood and ability of the parties to successfully consummate the proposed transaction. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in Thunder Bridge's reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: inability to meet the closing conditions to the business combination, including the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement; the inability to complete the transactions contemplated by the definitive agreement due to the failure to obtain approval of Thunder Bridge's shareholders, the inability to consummate the contemplated private placement, the inability to consummate the contemplated debt financing, the failure to achieve the minimum amount of cash available following any redemptions by Thunder Bridge shareholders or the failure to meet The Nasdaq Stock Market's listing standards in connection with the consummation of the contemplated transactions; costs related to the transactions contemplated by the definitive agreement; a delay or failure to realize the expected benefits from the proposed transaction; risks related to disruption of management time from ongoing business operations due to the proposed transaction; changes in the payment processing market in which REPAY competes, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that REPAY targets; risks relating to REPAY's relationships within the payment ecosystem; risk that REPAY may not be able to execute its growth strategies, including identifying and executing acquisitions; risks relating to data security; changes in accounting policies applicable to REPAY; and the risk that REPAY may not be able to develop and maintain effective internal controls.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about Thunder Bridge and REPAY or the date of such information in the case of information from persons other than Thunder Bridge or REPAY, and we disclaim any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding REPAY's industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transaction. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contacts

Investor Relations

ICR

repayIR@icrinc.com